EXHIBIT 99.1
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P R E S S   R E L E A S E
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Contact:      Micheline Tang or Jim Fingeroth
              Kekst and Company
              212-521-4800


                     BKF CAPITAL TO APPEAL NYSE DELISTING
              WHILE CONTINUING TO EXPLORE STRATEGIC ALTERNATIVES

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NEW YORK,  NY,  AUGUST 29, 2006 - BKF Capital  Group,  Inc.  (NYSE:  BKF) today confirmed that The New York Stock Exchange ("NYSE") will suspend BKF's common stock prior to the opening of trading on Tuesday, September 5, 2006. The company expects its common stock to be traded over the counter on September 5, 2006. BKF reported in May 2006 that it had received notice of the possible suspension from the NYSE.

The company said it plans to exercise its right to appeal the NYSE's decision while continuing to explore strategic alternatives.

BKF reported recently that it will exit the long-only equity business during the third calendar quarter of 2006, which will reduce its assets under management to zero.

"BKF continues to hold significant cash and short-term investments, and has the benefit of sizeable net operating losses to carry forward," said John C. Siciliano, Chairman and Chief Executive Officer. "We have engaged Freeman & Co. LLC in order to assist us in exploring strategic alternatives such that these assets are utilized in a way that is in the best interest of our shareholders."

The company has considered new business opportunities including establishing one or more new investment funds, as well as acquiring or partnering with existing fund managers. "During the past several months, management has held preliminary discussions with potential strategic partners in order to consummate a mutually beneficially transaction. We will continue to pursue this process aggressively in the period ahead, although there is no assurance that we will be able to effect a transaction," commented Siciliano.


This press release contains certain statements that are not historical facts, including, most importantly, information concerning possible or assumed future results of operations of BKF and statements preceded by, followed by or that include the words "may," "believes," "expects," "anticipates," or the negation thereof, or similar expressions, which constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). For those statements, BKF claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. These forward-looking statements are based on BKF's current expectations and are susceptible to a number of risks, uncertainties and other factors, and BKF's actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include the following: retention and ability of qualified personnel; the performance of the securities markets and of value stocks in particular; the investment performance of client accounts; the retention of significant client and/or distribution relationships; competition; the existence or absence of adverse publicity; changes in business strategy; quality of management; availability, terms and deployment of capital; business abilities and judgment of personnel; labor and employee benefit costs; changes in, or failure to comply with, government regulations; the costs and other effects of legal and administrative proceedings; and other risks and uncertainties referred to in this document and in BKF's other current and periodic filings with the Securities and Exchange Commission, all of which are difficult or impossible to predict accurately and many of which are beyond BKF's control. BKF will not undertake and specifically declines any obligation to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. In addition, it is BKF's policy generally not to make any specific projections as to future earnings, and BKF does not endorse any projections regarding future performance that may be made by third parties.